Federal Home Loan Bank
NEW YORK

2021 REPORT TO MEMBERS

Enduring Partnership. Resilient Cooperative.



2021 FINANCIAL HIGHLIGHTS

(Dollars in millions)	2021	2020	2019	2018	2017
SELECTED BALANCES AT YEAR-END					
Total Assets	$ 105,358	$ 136,996	$ 162,062	$ 144,381	$ 158,918
Advances	71,536	92,067	100,695	105,179	122,448
Investments	30,898	39,748	56,892	35,741	33,069
Mortgage Loans	2,320	2,900	3,173	2,927	2,897
Capital Stock	4,501	5,367	5,779	6,066	6,750
Retained Earnings	1,931	1,909	1,801	1,694	1,546
ANNUAL OPERATING RESULTS					
Net Income	$ 266	$ 442	$ 473	$ 560	$ 479
Dividends Paid	244	348	366	417	345
Dividends Per Share	4.69%	5.74%	6.49%	6.66%	5.54%
PERFORMANCE RATIOS					
Return on Average Equity	3.89%	5.59%	6.53%	7.20%	6.30%
Return on Average Assets	0.22%	0.28%	0.32%	0.36%	0.32%
Equity to Asset Ratio	6.12%	5.30%	4.65%	5.37%	5.19%
Net Interest Margin	0.45%	0.48%	0.46%	0.52%	0.48%

Financial results are presented on a GAAP basis for each calendar year. Dividend results shown here are the payments the FHLBNY made during each calendar year, rather than the dividends paid from each calendar year's income. Equity to asset ratio is as of period end. The Federal Home Loan Bank of New York's 2021 annual report on Form 10-K, as filed with the U.S. Securities and Exchange Commission, contains additional information about the FHLBNY's financial performance. The report is available on the FHLBNY's public website, www.fhlbny.com; under the "About Us" tab, select "Investor Relations," and look under the right-hand column labeled "Financial Reports." For a copy of the FHLBNY's Form 10-K, please send a request to fhlbny@fhlbny.com.

The information provided by the Federal Home Loan Bank of New York (FHLBNY) in this communication is set forth for informational purposes only. The information should not be construed as an opinion, recommendation, or solicitation regarding the use of any financial strategy and/or the purchase or sale of any financial instrument. All customers are advised to conduct their own independent due diligence before making any financial decisions. Please note that the past performance of any FHLBNY service or product should not be viewed as a guarantee of future results. Also, the information presented here and/or the services or products provided by the FHLBNY may change at any time without notice.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This report may contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as "projected," "expects," "may," or their negatives or other variations on these terms. The FHLBNY cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, regulatory and accounting rule adjustments or requirements, changes in interest rates, changes in projected business volumes, changes in prepayment speeds on mortgage assets, the cost of our funding, changes in our membership profile, the withdrawal of one or more large members, competitive pressures, shifts in demand for our products, and general economic conditions. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Cover Photo: Buffalo Main Lighthouse, Buffalo, New York

A MESSAGE TO OUR MEMBERS

Since the onset of the COVID-19 pandemic in early 2020, uncertainty and volatility have come to define not just our operating environment, but the world at large. However, amid all the upheaval of the past two years, the stable partnership between the FHLBNY and our members has been a constant.

The challenges we have all faced over the past two years have driven home the fact that the local lender is truly a vital and committed part of every community across our country – essential not only in times of crisis, but also in the recovery and growth that follow. This is why this partnership with our members, and our ability to provide a rapid and reliable source of funding in any environment, is so important. Our enduring partnership is central to the strength of our cooperative.

This partnership was certainly on display in those early days of the pandemic in 2020. As our nation and the financial markets first reacted to the pandemic, our advances grew by $41 billion to a record $134 billion, an increase of 44 percent in the span of just several weeks – members increasingly looked to us as a reliable source of liquidity amid a turbulent operating environment. This growth was reflected across the Federal Home Loan Bank System, where advances grew by 26 percent in the first quarter of 2020, primarily driven by the significant borrowing activity that occurred in March of that year as local lenders across the country looked to their Federal Home Loan Bank for liquidity support. And, as we have always done, the Federal Home Loan Banks were able to meet unprecedented funding demands from members when their communities needed it most.

Advances levels have steadily declined both at the FHLBNY and across the Federal Home Loan Bank System since that record growth in early 2020 as federal stimulus remained in the market for an extended period of time and record member deposit levels eased the need for our funding. However, this is how the Federal Home Loan Banks are designed to act: to seamlessly expand or contract based on member needs – a flexibility further supported by the elegant nature of our Capital Plan.

Of course, while advances are the hallmark of the Federal Home Loan Bank System, they are not the only means by which the FHLBNY delivers value to our members and the communities we all serve. We saw


FHLBNY Dividend Performance
FHLBNY DIVIDEND
3-MONTH LIBOR
FED FUNDS (EFFECTIVE RATE)
8%
7%
6%
5%
4%
3%
2%
1%
0%
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21

Diverse Membership



TOTAL MEMBERS 341
COMMERCIAL BANKS - 108
CREDIT UNIONS - 106
THRIFTS - 67
INSURANCE COMPANIES - 43
HOUSING ASSOCIATES - 9
CDFIs - 8

All data is as of December 31, 2021.

2021 NEW MEMBERS

Adirondack Regional Federal Credit Union
Community Loan Fund of the Capital Region, Inc.
Cooperativa de Seguros Múltiples de Puerto Rico
Great Meadow Federal Credit Union
Home Headquarters, Inc.
Liberty Savings Federal Credit Union
NDC Community Impact Loan Fund
Neighborhood Trust Federal Credit Union
Research 1166 Federal Credit Union
Sterling Insurance Company
The Putnam County National Bank of Carmel

Year-End Business Highlights

ADVANCES OUTSTANDING



$140B
$120B
$100B
$80B
$60B
$40B
$20B
$0B
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

LETTERS OF CREDIT (L/Cs) BUSINESS



$25B
$20B
$15B
$10B
$5B
$0B
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

strong volumes of our Letters of Credit (L/C) throughout 2021, with an average balance of $20.4 billion in L/Cs for the year. During the year, our members primarily leveraged L/Cs to secure their municipal deposit balances in lieu of encumbering highly liquid securities collateral. In fact, in 2021, New Jersey members gained the ability to use the refundable L/C option under the New Jersey Department of Banking and Insurance GUDPA program to collateralize fluctuating municipal deposit balances more efficiently. Further adding to the value of L/Cs, in 2021 we implemented a capital stock requirement that is equal to 12.5 basis points of the notional value of the L/C. Our capital stock is a historically high-yielding asset, and offers members an economic benefit when engaging in L/Cs.

Looking beyond advances, in 2021, we launched the Mortgage Asset Program (MAP®) – a brand new secondary market outlet for our members to both fund mortgages and be competitive in offering fixed-rate mortgage loan products. MAP is designed specifically for our membership, with competitive pricing catered to our local markets. That we were able to launch an entire new business line – a milestone in any environment – both amid a global pandemic and while operating in a remote posture reflects just how committed we are to serving our members.

This commitment is also seen in another new product we offered in 2021: the Business Development Advance (BDA), which offered subsidized funding in the form of interest-rate credits – a zero percent advance to help our members provide funding to qualifying small businesses to promote community and economic growth. We launched the BDA in November 2021, providing our members with a competitive advantage when bidding for small business loans, expanding upon our ability to support small businesses and community development and amplifying the impact our advances have in supporting and strengthening local companies.

In addition to the BDA, we once again deployed our Small Business Recovery Grant (SBRG) Program in 2021, with rounds in March and September totaling $5.9 million in grant funding – augmenting the $8 million we allocated to the SBRG Program in 2020. In total, through the SBRG Program in 2020 and 2021, we worked with our members to provide grants of up to $10,000 to more than 750 small businesses and nearly 500 non-profit organizations, helping these vital community institutions navigate the challenges presented by COVID-19.

While we focused on SBRG Program grants specifically on responding to the pandemic, our mainstay grant programs also went far in supporting communities in 2021. The 2021 rounds of our Affordable Housing Program (AHP) and Homebuyer Dream Program® (HDP®) reflect the resiliency of both our housing mission and our cooperative: in a year in which unimaginable personal and professional pressures were put on all of us, the partnerships that serve as the core strength of these programs ensured that this vital funding was able to make an impact at a time when housing instability continues to challenge so many.

Through our 2021 AHP General Fund Round, we provided more than $38.5 million in subsidies to help fund 50 housing initiatives across our region and beyond. These awards will support the creation, rehabilitation or preservation of more than 2,700 units of affordable housing, nearly 1,800 of which are dedicated to very low-income housing. And throughout 2021, despite a housing market roiled by high prices and low inventory, we continued to focus on providing significant support for homeownership opportunities, joining with our members to award $13.5 million in HDP grants that helped put more than 1,400 households on the path to becoming homeowners.

Our housing programs are so successful even in the most challenging environments because they are built on the strong partnership that exists between the FHLBNY and our members. This partnership extends beyond our products and programs and into how our members interact with their Federal Home Loan Bank. In 2021, we launched a number of efforts to improve the overall member experience. In September, we launched our new Community Lending Program (CLP) System, which streamlined the process for the submission of CLP applications, and now features on-demand reporting and, in response to member requests, allows for bulk submissions. This upgrade followed our successful implementation of multi-factor authentication for members accessing our 1Link® system, an update that upgraded access for more than 2,700 member-users and significantly improved our security posture. We also updated our FHLBNY.com homepage, providing a more dynamic communication hub for our members, facilitating more engagement with key content and creating easier access to our 1Link, 1LinkSK and MAP® sections. We also updated the site's color palette to better align with our overall user experience initiative, make the site easier to navigate, and provide a more consistent feel throughout the user experience. Creating a more accessible FHLBNY is the goal of our broad and ongoing effort to strengthen our online capabilities, enhance our engagement and better serve our members.

This focus on accessibility included meeting our members where they were in 2021. For much of the year, that

meant virtually: we hosted 14 virtual events during the year to dive into market trends, discuss funding strategies and highlight the various ways in which members can derive value from our cooperative. We also participated in a number of virtual sessions hosted by our members and housing partners, as well as trade associations. As conditions improved over the summer, we were excited to schedule more face-to-face engagements, including a return to our in-person Board meetings in June 2021. We also remained connected internally, using virtual Town Halls, events and presentations to bring our people closer together even while apart.

It is through this member engagement that we improve our cooperative. MAP came about as a result of speaking with members and determining how best we can position ourselves to meet their needs. This was also seen in the upgrades we made to our member experience during the year, and in product enhancements we launched in 2021. In response to member requests, the FHLBNY developed a new Simple Average Interest SOFR convention for our SOFR ARC and Callable SOFR ARC products, aligning them with the industry standard payment convention. We also developed a modification to the Callable SOFR ARC product to reduce the minimum term to a four-month final maturity, from seven months – again at the request of our members.

All of these member efforts are driven by contributions from across the FHLBNY, from our Board to our management team to every function of our franchise. This reflects not only the strong collaboration that we rely on to deliver the full value of membership every day, but also the fact that focusing on our members runs through our entire organization. Like so many institutions, we spent much of 2021 apart – operating as one team across many locations. But as we go to publish this annual Report to Members, we are pleased to have our entire team back onsite again, committed to supporting each other, acting on our mission and meeting the needs of our members.

Five years ago, our franchise embarked on an effort to strengthen our culture – to, as an organization, become more flexible and responsive, more collaborative and engaging, and more agile and adaptable. These actions were taken to help ensure that we remain not only a reliable source of funding for our members, but a relevant one. At the time, we could not have foreseen how critical this effort would be to our success and stability throughout this most recent crisis. We certainly could not have predicted this crisis, but we were as prepared as an organization could be for it, we have safely navigated through it, and we are well-positioned for the period that will follow.

But we also know that there is always another crisis looming in the distance. This is why our enduring partnership is so critical at all times, not just in stressed markets. It was our strong relationship with our members that allowed us to so quickly respond at the onset of the pandemic in March 2020, with our members and other key stakeholders knowing our funding was available at a moment's notice. But this relationship also provided us with the strong advances activity that stabilized our book in the years between the 2008 financial crisis and the pandemic. Our enduring partnership is critical during times of crisis, stable during calm markets, and dependable during all economic cycles. We thank you for your membership and your business in 2021, and as we move together into the recovery period and look to returning to a more stable operating environment, we know that our partnership is the foundation from which our cooperative will continue to grow. ■



José R. González

President and CEO



John R. Buran

Chairman

MEMBER PARTICIPATION INFLUENCES THE COOPERATIVE'S MISSION

The mission of the FHLBNY is to advance housing opportunity and local community development by maximizing the capacity of community-based member-lenders to serve their markets. Member business activity is what fuels our mission. Utilizing your FHLBNY directly impacts our bottom line, and your continued business activity ensures our resilience and enduring partnership as your lender of first resort for years to come.


ACCESS THE CAPITAL MARKETS TO ISSUE OUR DEBT TO PROVIDE WHOLESALE LIQUIDITY
OFFER MEMBERS PRODUCTS, SERVICES AND PROGRAMS
FUND MEMBERS' MORTGAGE BUSINESS WITH OUR MORTGAGE ASSET PROGRAM (MAP®)
DEVOTE AT LEAST 10% OF OUR EARNINGS FOR HOUSING AND COMMUNITY ECONOMIC GRANTS
PAY AN ATTRACTIVE DIVIDEND TO OUR MEMBERS FROM STRONG EARNINGS
Federal Home Loan Bank
NEW YORK

SERVING OUR COMMUNITIES

In 2021 the FHLBNY continued to offer its core Community Investment programs and products, which allow members to support front-line organizations addressing district needs that predated the pandemic but were in many cases deepened by it. With the guidance of the Board of Directors, the FHLBNY also went beyond the offerings required by regulation and developed innovative approaches with high-capacity partners to respond to District needs with purpose and speed.

On December 20, 2021, we announced our 2021 Round of Affordable Housing Program (AHP) General Fund grants – $34.3 million in subsidies to help fund 46 housing initiatives across our region and beyond. Soon after, we awarded four additional projects with more than $4.2 million in grants. These awards will support the creation, rehabilitation or preservation of more than 2,700 units of affordable housing. The 2021 AHP Round was the first under a new set of scoring criteria used to rank project applications and made possible by the flexibility offered in the new AHP Regulation from the Federal Housing Finance Agency. Among the project attributes that gave applicants a competitive advantage was the financial participation of an FHLBNY member, via a construction or permanent loan or a substantial grant. The incentive for deeper partnerships between the membership and the district's development community provides members with additional business opportunities and the FHLBNY with another, trusted layer of analysis on these highly impactful initiatives.

By utilizing the Homebuyer Dream Program® (HDP), members were able to provide significant support to first-time homebuyers – and in total the program issued commitments totaling $13.5 million to more than 1,400 households across the participating members. Throughout the year, our members worked closely with their customers and the FHLBNY to match grants with eligible households, helping so many realize the dream of homeownership. The grant subsidy for down-payment and closing-cost assistance was especially valuable amid extremely difficult market conditions for low- and moderate-income households, who faced competition both all-cash buyers and buyers with more assets benefitting from low interest rates, and who encountered a scarcity of available properties.

Historical Housing & Community Lending Program Results

AFFORDABLE HOUSING PROGRAM

- Awarded approximately $867 million in grants, leveraging an additional $15.9 billion from other funding sources
- Awarded 1,978 affordable housing initiatives consisting of more than 97,000 new or rehabilitated housing units

FIRST HOME CLUB℠/HOMEBUYER DREAM PROGRAM® HOUSING SET-ASIDE PROGRAMS

- Provided more than $171 million in grants
- Supported over 21,000 household

COMMUNITY LENDING PROGRAM ADVANCES

- More than $19.4 billion in total advances funded
- More than $873 million funded in 2021
- 17 Members took a CLP advance in 2021

DISASTER RELIEF FUNDING: GRANTS AND ADVANCES

- In response to the COVID-19 pandemic, $5.9 million in Small Business Recovery Grant funds were disbursed in 2021 to aid 429 small businesses and 342 non-profits
- More than $706 million in Disaster Relief Funding advances were issued for activity across the District in response to the COVID-19 pandemic in 2020 and 2021

Numbers provided are since each program's inception through year-end 2021, unless otherwise noted.

2021 DISASTER RELIEF FUNDING STORY



The FHLBNY awarded Neighborhood Housing Services of Queens (NHSQ) – a New York-based non-profit that focuses on achieving or preserving homeownership for low-to-moderate income families – a $50,000 grant to support the recovery efforts of renters and homeowners affected by Tropical Storm Ida.

The grant helped NHSQ launch three rounds of humanitarian aid benefiting more than 200 families in Queens and launched a disaster recovery program to help more than 20 families. NHSQ was also able to deliver boxes of groceries and cooked meals to 125 families affected by Tropical Storm Ida to ensure a wonderful Thanksgiving Celebration.

The three discounted advance products in the Community Lending Programs (CLP), the Community Investment Program to fund members' housing-related lending and the Urban and Rural Development Advances for economic development projects, support Community Reinvestment Act-eligible activity by lowering members' cost of funds. The same discounted rate is made available on advances, through the Disaster Relief Funding (DRF) program, for lending in federally declared disaster areas. In 2021, the FHLBNY issued a total of over $867 million in discounted advances, including for recovery efforts in response to Tropical Storm Ida.

In November 2021, the FHLBNY launched a new, time-limited program, the Business Development Advance (BDA). The BDA was an interest-rate credit that provided members in effect with a zero-rate advance for lending to qualified small businesses. To be eligible for the program, members had to lend at or below a designated spread, meaning they passed along the benefit of the discounted borrowing to their small business customers.

We continued to offer our Small Business Recovery Grant (SBRG) Program to provide working capital to affected businesses across the District through our members. Members were able to provide grants of up to $10,000 to qualifying small businesses and non-profit organizations that suffered a significant loss of revenue related to the pandemic. Members submitted successful applications on behalf of 429 small businesses and 342 non-profits, for a total of $5.9 million in approved grants.

Lastly, the FHLBNY made large-scale charitable contributions in line with the Board-adopted needs-assessment and strategy, the annual Targeted Community Lending Plan. To help keep individuals and families who lost income during the pandemic in their homes, the FHLBNY contributed $500,000 to several organizations providing rental arrears to landlords and legal services to prevent foreclosures and evictions that could lead to homelessness. The FHLBNY contributed another $500,000 to a component of Enterprise Community Partners' Equitable Path Forward initiative by which that group's experts will build the capacity of a cohort of Minority- and Women-Owned affordable housing developers in the District. And the FHLBNY contributed $250,000 to non-profit organizations in New York and New Jersey assisting vulnerable residents with emergency relief and recovery needs following the destruction caused by Tropical Storm Ida. ■

▸ View 2021 AHAC Annual Report

▸ View 2022 Targeted Community Lending Plan

Affordable Housing Advisory Council (AHAC)

CHAIR
María G. Rodríguez-Collazo
Director of Housing Programs
PathStone Corporation
Ponce, Puerto Rico

VICE CHAIR
Gwen O'Shea
President and CEO
Community Development Corporation of Long Island
Centereach, New York

Staci A. Berger
President and CEO
The Housing and Community Development Network of New Jersey
Trenton, New Jersey

Krystal R. Canady
Chief Executive Officer
The Gateway Family YMCA
Elizabeth, New Jersey

Susan Cotner
Executive Director
Affordable Housing Partnership & Albany Community Land Trust
Albany, New York

Robert Graham
Executive Director
Virgin Islands Housing Authority
St. Thomas, U.S. Virgin Islands

Jacqueline S. Jones
Executive Director
Vineland Housing Authority
Vineland, New Jersey

Lisa Kaseman
Senior Vice President, Development Operations
Conifer LLC
Rochester, New York

Daniel Kelly
President
Community Quest
Egg Harbor Township, New Jersey

Bakari Lee
Member
McManimon, Scotland & Baumann, LLC
Roseland, New Jersey

Retha Leno
Principal
Ladyhawk Consulting, LLC
Hogansburg, New York

Colin D. McKnight
Director, Community Development Programs
Flatley Read, Inc.
Schuylerville, New York

Wayne T. Meyer
Senior Advisor
New Jersey Community Capital
New Brunswick, New Jersey

Carrie Michel-Wynne
Vice President of Strategic Relations
YWCA of Rochester & Monroe County
Rochester, New York

David A. Rowe
Chief Administrative Officer
CAMBA Housing Ventures, Inc.
New York, New York

This list reflects the AHAC as of December 31, 2021. These AHAC members continue to serve in 2022.

2021 Board of Directors



CHAIRMAN
John R. Buran+
Director, President & CEO
Flushing Bank
Uniondale, New York



VICE CHAIRMAN
Larry E. Thompson*
Former Vice Chairman
The Depository Trust & Clearing Corporation
New York, New York



Danelle M. Barrett*
Retired Rear Admiral
United States Navy
Buffalo, New York



Kevin Cummings+
Chairman & Chief Executive Officer
Investors Bank
Short Hills, New Jersey



Michael M. Horn*
Partner
McCarter & English, LLP
Newark, New Jersey



Thomas L. Hoy+
Chairman
Glens Falls National Bank & Trust Company
Glens Falls, New York



David R. Huber*
President
Huber Advisory Services
Long Branch, New Jersey



Thomas J. Kemly+
President, Chief Executive Officer & Director
Columbia Bank
North Fair Lawn, New Jersey



Charles E. Kilbourne, III*#
Managing Director
Financial Services Volunteer Corps
New York, New York



Gerald H. Lipkin+
Senior Advisor
Valley National Bank
Wayne, New Jersey



Kenneth J. Mahon+
Executive Chairman
Dime Community Bank
Brooklyn, New York



Christopher P. Martin+
Executive Chairman
Provident Bank
Iselin, New Jersey



Richard S. Mroz*
Managing Director
Resolute Strategies, LLC
Haddonfield, New Jersey



David J. Nasca+
Director, President & Chief Executive Officer
Evans Bank, N.A.
Hamburg, New York



Stephen S. Romaine+
Chief Executive Officer & Director
Tompkins Community Bank
Ithaca, New York



Rev. DeForest B. Soaries, Jr.*#
President and Chief Executive Officer
Corporate Community Connections, Inc.
Somerset, New Jersey



Carlos J. Vázquez+
Senior Executive Vice President
Banco Popular de Puerto Rico
San Juan, Puerto Rico



Ángela Weyne*
Former Commissioner of Insurance
Commonwealth of Puerto Rico
San Juan, Puerto Rico

This list reflects the FHLBNY's Board of Directors who served in 2021. These Directors continue to serve on the Board in 2022; however, please note that Michael M. Horn and Gerald H. Lipkin retired from the FHLBNY Board on December 31, 2021. Also, Kevin Cummings stepped down from the FHLBNY Board on April 7, 2022 following the merger of Investors Bank into Citizens Bank, a non-member.

\+ Member Director
* Independent Director
\# Public Interest Director

Welcome to Our New 2022 Board Directors



Thomas R. Cangemi+
Chairman, President & CEO
New York Community Bank
Hicksville, New York



Josie J. Thomas*
Retired Executive
ViacomCBS
New York, New York



Gerald L. Reeves+
President, CEO & Director
Sturdy Savings Bank
Stone Harbor, New Jersey

\+ Member Director
* Independent Director

2021 Executive Leadership



PRESIDENT
José R. González
President
Chief Executive Officer

"Our ability to provide a rapid and reliable source of funding in any environment is a collaborative effort across our organization. Our steadfast focus on members and our enduring partnership is central to the strength and resilience of our cooperative."



Stephen Angelo
Senior Vice President
Chief Audit Officer



Edwin Artuz
Chief Adminstrative Officer
& Director of Diversity and Inclusion



Melody Feinberg
Senior Vice President
Chief Risk Officer



Adam Goldstein
Senior Vice President
Chief Business Officer



Kevin Neylan
Senior Vice President
Chief Financial Officer



Cynthia Palladino
Senior Vice President
Head of Affordable Housing
& Community Investment



Michael Radziemski
Senior Vice President
Chief Information Officer



Phil Scott
Senior Vice President
Chief Capital Markets Officer



Michael Volpe
Senior Vice President
Head of Bank Operations



Jonathan West
Senior Vice President
Chief Legal Officer

This list reflects the FHLBNY's Executive Leadership who served in 2021 and through March 31, 2022. Please note that Cynthia Palladino retired on March 31, 2022 and Michael Volpe became Chief Bank Operations Officer as of April 1, 2022.

FEDERAL HOME LOAN BANK OF NEW YORK
101 PARK AVENUE, NEW YORK, NY 10178-0601
212.681.6000 · WWW.FHLBNY.COM